EXHIBIT 99.1

                                  CERTIFICATION

         The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 10, 2003                        /s/  Scott F. Drill
                                             --------------------------
                                             Scott F. Drill
                                             President and
                                             Chief Executive Officer